July 22, 2009

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. -Dreyfus Worldwide Growth Fund Supplement to Statement of Additional Information dated March 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “Management Arrangements - Expenses”:

     As compensation for its services as the Fund’s sub-investment adviser, effective on or about August 3, 2009, The Dreyfus Corporation has agreed to pay Fayez Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the Fund’s average daily net assets.